CONSOLIDATED BALANCE SHEET Parenthetical (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Trade receivables, allowance (in dollars)	$ 42.5	$ 46.8
Stockholders' equity
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized shares	300.0	300.0
Common stock, issued shares	121.9	121.2
Treasury stock, shares	13.1	13.1